                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of Earliest Event Reported):
                                 AUGUST 28, 2003
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                            KMART HOLDING CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                        000-50278              32-0073116
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                      48084
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

      A copy of the press release issued by Kmart Holding Corporation on August 28, 2003, describing its results for the fiscal quarter ended July 30, 2003 and announcing the Board of Directors' approval of a $10 million share repurchase, is attached hereto as Exhibit 99.1. The press release includes certain non-GAAP financial measures and a reconciliation of those measures to the most directly-related comparable GAAP measures.

EXHIBIT NO.         DOCUMENT DESCRIPTION

  99.1              Press Release, dated August 28, 2003, issued by Kmart
                    Holding Corporation

      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 29, 2003
                                      KMART HOLDING CORPORATION


                                      By:  /s/ Richard J. Noechel
                                          --------------------------------------
                                      Name:    Richard J. Noechel
                                      Title:   Vice President and Controller

                                 EXHIBIT INDEX


Exhibit                       Description
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  99.1     Press Release, dated August 28, 2003, issued by Kmart Holding
           Corporation